BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED OCTOBER 10, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017, AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

Effective immediately, George O. Sertl, Jr. no longer serves as a Portfolio Manager of Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. Effective immediately, Thomas A. Reynolds IV serves as a Portfolio Manager of the Portfolio. Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.     James C. Kieffer, a Managing Director of Artisan Partners, has co-managed the Portfolio since 2009. Thomas A. Reynolds IV, a Managing Director of Artisan Partners, has co-managed the Portfolio since October 2017. Daniel L. Kane has co-managed the Portfolio since 2013. From February 2012 to September 2013, Mr. Kane served as Associate Manager of the Portfolio. As portfolio managers of the Portfolio, Messrs. Kieffer, Reynolds, and Kane are jointly and primarily responsible for the day-to-day management of the Portfolio.

In the section entitled “Additional Information About Management,” paragraph five in the subsection entitled “The Subadviser” is deleted in its entirety and replaced with the following:

James C. Kieffer, Thomas A. Reynolds IV, and Daniel L. Kane co-manage the Portfolio. As portfolio managers of the Portfolio, Messrs. Kieffer, Reynolds, and Kane are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Kieffer is a Managing Director of Artisan Partners and has been employed by Artisan Partners since 1997. Mr. Reynolds is a Managing Director of Artisan Partners and has been employed by Artisan Partners since October 2017. Prior to joining Artisan Partners, Mr. Reynolds was a portfolio manager for Perkins Investment Management at Janus Henderson from 2013 to 2017. He joined Perkins as an analyst in 2009. Mr. Kane joined Artisan Partners in March 2008 as an analyst working with Mr. Kieffer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE